UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2007

ACRONGENOMICS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-49833

(Commission File Number)

52-2219285

(IRS Employer Identification No.)

14, Rue Kleberg, CH-1201 Geneva, Switzerland

(Address of principal executive offices and Zip Code)

41 22 71 65 300

(Registrant's telephone number, including area code)

1530 9th Avenue, SE Calgary, Alberta T2G 0T7

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 8, 2007, we appointed Dr. Evan Manolis to the board of directors and scientific committee.

Dr. Manolis received his B.S. from the University of Illinois at Chicago in 1987 and his M.D. in surgery from Southern Illinois University Medical School in 1991. He received extensive postgraduate training in general surgery internship and residency from the Medical College in Ohio. Dr. Manolis practices surgery in Chicago and Orland Park, Illinois and has been in the profession for 16 years.

Our board of directors now consists of Platon Tzouvalis, Manos Topoglidis, Ron Lizee and Evan T. Manolis.

Item 9.01	Financial Statements and Exhibits
99.1	News release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRONGENOMICS INC.

/s/ Platon Tzouvalis

Platon Tzouvalis, President

Date: June 1, 2007